EXHIBIT 23.1

Consent of Independent Auditors

The Board of Directors and Stockholders

FiberMark, Inc.:

We consent to the use of our reports included herein in the annual report on Form 10-K of FiberMark, Inc. for the year ended December 31, 2002.

/s/ KPMG LLP
KPMG LLP
Burlington, Vermont
March 31, 2003